Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Bond Trust and its series, John Hancock Government Income Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the proposals listed below:

Proposal 1: Election of eleven Trustees as members of the Board of Trustees of John Hancock Bond Trust.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of each of the Trusts
(all Trusts):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	173,220,205.0627	59.522%	94.304%
Withhold	10,462,859.8443	3.595%	5.696%
TOTAL	183,683,064.9070	63.117%	100.000%
John G. Vrysen
Affirmative	173,358,109.1063	59.569%	94.379%
Withhold	10,324,955.8007	3.548%	5.621%
TOTAL	183,683,064.9070	63.117%	100.000%
James F. Carlin
Affirmative	173,287,041.7917	59.545%	94.340%
Withhold	10,396,023.1153	3.572%	5.660%
TOTAL	183,683,064.9070	63.117%	100.000%
William H. Cunningham
Affirmative	173,177,055.1846	59.507%	94.280%
Withhold	10,506,009.7224	3.610%	5.720%
TOTAL	183,683,064.9070	63.117%	100.000%
Deborah Jackson
Affirmative	173,333,269.2697	59.561%	94.365%
Withhold	10,349,795.6373	3.556%	5.635%
TOTAL	183,683,064.9070	63.117%	100.000%
Charles L. Ladner
Affirmative	173,240,086.5817	59.529%	94.315%
Withhold	10,442,978.3253	3.588%	5.685%
TOTAL	183,683,064.9070	63.117%	100.000%
Stanley Martin
Affirmative	173,353,950.7840	59.568%	94.377%
Withhold	10,329,114.1230	3.549%	5.623%
TOTAL	183,683,064.9070	63.117%	100.000%
Patti McGill Peterson
Affirmative	173,193,659.6203	59.513%	94.289%
Withhold	10,489,405.2867	3.604%	5.711%
TOTAL	183,683,064.9070	63.117%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
John A. Moore
Affirmative	173,305,868.8020	59.551%	94.350%
Withhold	10,377,196.1050	3.566%	5.650%
TOTAL	183,683,064.9070	63.117%	100.000%
Steven R. Pruchansky
Affirmative	173,186,724.0267	59.510%	94.286%
Withhold	10,496,340.8803	3.607%	5.714%
TOTAL	183,683,064.9070	63.117%	100.000%
Gregory A. Russo
Affirmative	173,314,346.0379	59.554%	94.355%
Withhold	10,368,718.8691	3.563%	5.645%
TOTAL	183,683,064.9070	63.117%	100.000%

Proposal 6: To revise merger approval requirements for John Hancock Bond Trust.

PROPOSAL 6 PASSED ON APRIL 16, 2009.

6. Revision to merger approval requirements (all Trusts).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	126,903,239.0316	43.606%	69.088%
Against	7,716,647.1873	2.652%	4.201%
Abstain	9,762,680.6881	3.355%	5.315%
Broker Non-Vote	39,300,498.0000	13.504%	21.396%
TOTAL	183,683,064.9070	63.117%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Bond Trust and its series, John Hancock Government Income Fund, held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the proposals listed below:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Bond Trust and John Hancock Advisers, LLC.

PROPOSAL 2 PASSED ON MAY 5, 2009.

2. Approval of a new form of Advisory Agreement between each Trust and John Hancock Advisers, LLC (all Funds).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	21,301,787.7450	50.308%	77.792%
Against	904,854.6744	2.137%	3.304%
Abstain	1,726,087.9636	4.076%	6.303%
Broker Non-Votes	3,450,682.0000	8.149%	12.601%
TOTAL	27,383,412.3830	64.670%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

3. Approval of the following changes to fundamental investment restrictions (See Proxy Statement for Fund(s) voting on this Proposal):

PROPOSALS 3A-3K PASSED ON MAY 5, 2009.

3A. Revise: Concentration

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	20,887,527.5490	49.330%	76.279%
Against	1,153,162.4099	2.723%	4.211%
Abstain	1,892,037.4241	4.468%	6.909%
Broker Non-Votes	3,450,685.0000	8.149%	12.601%
TOTAL	27,383,412.3830	64.670%	100.000%
3B. Revise: Diversification
Affirmative	21,058,834.5567	49.734%	76.904%
Against	1,033,228.0884	2.440%	3.773%
Abstain	1,840,664.7379	4.347%	6.722%
Broker Non-Votes	3,450,685.0000	8.149%	12.601%
TOTAL	27,383,412.3830	64.670%	100.000%
3C. Revise: Underwriting
Affirmative	20,901,249.1692	49.361%	76.329%
Against	1,142,235.5715	2.698%	4.171%
Abstain	1,889,245.6423	4.462%	6.899%
Broker Non-Votes	3,450,682.0000	8.149%	12.601%
TOTAL	27,383,412.3830	64.670%	100.000%
3D. Revise: Real Estate
Affirmative	20,736,530.6652	48.973%	75.727%
Against	1,241,656.8348	2.932%	4.534%
Abstain	1,954,540.8830	4.616%	7.138%
Broker Non-Votes	3,450,684.0000	8.149%	12.601%
TOTAL	27,383,412.3830	64.670%	100.000%

3E. Revise: Loans
Affirmative	20,697,751.1429	48.881%	75.585%
Against	1,266,112.4689	2.990%	4.624%
Abstain	1,968,863.7712	4.650%	7.190%
Broker Non-Votes	3,450,685.0000	8.149%	12.601%
TOTAL	27,383,412.3830	64.670%	100.000%
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
3F. Revise: Senior Securities
Affirmative	20,925,313.8641	49.418%	76.417%
Against	1,101,173.0767	2.601%	4.021%
Abstain	1,906,243.4422	4.502%	6.961%
Broker Non-Votes	3,450,682.0000	8.149%	12.601%
TOTAL	27,383,412.3830	64.670%	100.000%

3G. Eliminate: Oil, Gas & Mineral Programs

Affirmative	20,634,988.3242	48.733%	75.356%
Against	1,429,687.7778	3.376%	5.221%
Abstain	1,868,055.2810	4.412%	6.822%
Broker Non-Votes	3,450,681.0000	8.149%	12.601%
TOTAL	27,383,412.3830	64.670%	100.000%

3H. Eliminate: Investment to Exercise Control

Affirmative	20,773,118.1736	49.059%	75.861%
Against	1,212,667.8376	2.864%	4.428%
Abstain	1,946,947.3718	4.598%	7.110%
Broker Non-Votes	3,450,679.0000	8.149%	12.601%
TOTAL	27,383,412.3830	64.670%	100.000%

3I. Eliminate: Trustee and Officer Ownership

Affirmative	20,548,048.2539	48.527%	75.038%
Against	1,443,877.7592	3.410%	5.273%
Abstain	1,940,804.3699	4.584%	7.088%
Broker Non-Votes	3,450,682.0000	8.149%	12.601%
TOTAL	27,383,412.3830	64.670%	100.000%

3J. Eliminate: Margin Investment; Short Selling

Affirmative	20,738,853.1565	48.978%	75.735%
Against	1,284,727.3415	3.034%	4.692%
Abstain	1,909,150.8850	4.509%	6.972%
Broker Non-Votes	3,450,681.0000	8.149%	12.601%
TOTAL	27,383,412.3830	64.670%	100.000%

3K. Eliminate: Restricted Securities

Affirmative	20,729,319.1975	48.955%	75.700%
Against	1,281,961.0122	3.028%	4.682%
Abstain	1,921,449.1733	4.538%	7.017%
Broker Non-Votes	3,450,683.0000	8.149%	12.601%
TOTAL	27,383,412.3830	64.670%	100.000%

Proposal 4: To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to compensation plans.

PROPOSAL 4 PASSED FOR CLASSES A AND B ONLY ON MAY 5, 2009.  (There was no Quorum for Class C).

Class A

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	18,482,817.2946	50.080%	76.585%
Against	1,118,166.5515	3.030%	4.633%
Abstain	1,781,049.8529	4.826%	7.380%
Broker Non-Votes	2,751,705.0000	7.456%	11.402%
TOTAL	24,133,738.6990	65.392%	100.000%

Class B

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	1,227,913.0191	51.089%	73.137%
Against	70,681.6839	2.941%	4.210%
Abstain	65,567.6430	2.728%	3.905%
Broker Non-Votes	314,771.0000	13.096%	18.748%
TOTAL	1,678,933.3460	69.854%	100.000%

Class C

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	1,023,808.5770	33.750%	65.180%
Against	59,696.2260	1.968%	3.801%
Abstain	103,029.5350	3.396%	6.559%
Broker Non-Votes	384,206.0000	12.665%	24.460%
TOTAL	1,570,740.3380	51.779%	100.000%

Proposal 5: To adopt a manager of manager structure.

PROPOSAL 5 PASSED ON MAY 5, 2009.

5. Proposal adopting a manager of manager structure.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	20,588,530.5462	48.623%	75.187%
Against	1,313,906.8574	3.103%	4.798%
Abstain	2,030,291.9794	4.795%	7.414%
Broker Non-Votes	3,450,683.0000	8.149%	12.601%
TOTAL	27,383,412.3830	64.670%	100.000%

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Bond Trust and its series, John Hancock High Yield Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the proposals listed below:

Proposal 1: Election of eleven Trustees as members of the Board of Trustees of John Hancock Bond Trust.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of each of the Trusts
(all Trusts):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	173,220,205.0627	59.522%	94.304%
Withhold	10,462,859.8443	3.595%	5.696%
TOTAL	183,683,064.9070	63.117%	100.000%
John G. Vrysen
Affirmative	173,358,109.1063	59.569%	94.379%
Withhold	10,324,955.8007	3.548%	5.621%
TOTAL	183,683,064.9070	63.117%	100.000%
James F. Carlin
Affirmative	173,287,041.7917	59.545%	94.340%
Withhold	10,396,023.1153	3.572%	5.660%
TOTAL	183,683,064.9070	63.117%	100.000%
William H. Cunningham
Affirmative	173,177,055.1846	59.507%	94.280%
Withhold	10,506,009.7224	3.610%	5.720%
TOTAL	183,683,064.9070	63.117%	100.000%
Deborah Jackson
Affirmative	173,333,269.2697	59.561%	94.365%
Withhold	10,349,795.6373	3.556%	5.635%
TOTAL	183,683,064.9070	63.117%	100.000%
Charles L. Ladner
Affirmative	173,240,086.5817	59.529%	94.315%
Withhold	10,442,978.3253	3.588%	5.685%
TOTAL	183,683,064.9070	63.117%	100.000%
Stanley Martin
Affirmative	173,353,950.7840	59.568%	94.377%
Withhold	10,329,114.1230	3.549%	5.623%
TOTAL	183,683,064.9070	63.117%	100.000%
Patti McGill Peterson
Affirmative	173,193,659.6203	59.513%	94.289%
Withhold	10,489,405.2867	3.604%	5.711%
TOTAL	183,683,064.9070	63.117%	100.000%
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
John A. Moore
Affirmative	173,305,868.8020	59.551%	94.350%
Withhold	10,377,196.1050	3.566%	5.650%
TOTAL	183,683,064.9070	63.117%	100.000%
Steven R. Pruchansky
Affirmative	173,186,724.0267	59.510%	94.286%
Withhold	10,496,340.8803	3.607%	5.714%
TOTAL	183,683,064.9070	63.117%	100.000%
Gregory A. Russo
Affirmative	173,314,346.0379	59.554%	94.355%
Withhold	10,368,718.8691	3.563%	5.645%
TOTAL	183,683,064.9070	63.117%	100.000%

Proposal 6: To revise merger approval requirements for John Hancock Bond Trust.

PROPOSAL 6 PASSED ON APRIL 16, 2009.

6. Revision to merger approval requirements (all Trusts).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	126,903,239.0316	43.606%	69.088%
Against	7,716,647.1873	2.652%	4.201%
Abstain	9,762,680.6881	3.355%	5.315%
Broker Non-Vote	39,300,498.0000	13.504%	21.396%
TOTAL	183,683,064.9070	63.117%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Bond Trust and its series, John Hancock High Yield Fund, held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the proposals listed below:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Bond Trust and John Hancock Advisers, LLC.

PROPOSAL 2 PASSED ON MAY 5, 2009.

2. Approval of a new form of Advisory Agreement between each Trust and John Hancock Advisers, LLC (all Funds).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	101,406,004.2227	43.012%	68.489%
Against	5,223,157.9146	2.215%	3.528%
Abstain	6,999,495.5657	2.969%	4.727%
Broker Non-Votes	34,433,031.0000	14.605%	23.256%
TOTAL	148,061,688.7030	62.801%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3D AND 3F PASSED; 3E DID NOT PASS ON MAY 5, 2009.

(No Quorum was achieved for 3E)

3. Approval of the following changes to fundamental investment restrictions (See Proxy Statement for Fund(s) voting on this Proposal):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
3A. Revise: Concentration
Affirmative	100,348,165.6040	42.563%	67.775%
Against	5,950,757.0107	2.524%	4.019%
Abstain	7,329,730.0883	3.109%	4.950%
Broker Non-Votes	34,433,036.0000	14.605%	23.256%
TOTAL	148,061,688.7030	62.801%	100.000%
3B. Revise: Diversification
Affirmative	99,848,592.7870	42.352%	67.437%
Against	6,517,582.8696	2.764%	4.402%
Abstain	7,262,476.0464	3.080%	4.905%
Broker Non-Votes	34,433,037.0000	14.605%	23.256%
TOTAL	148,061,688.7030	62.801%	100.000%
3C. Revise: Underwriting
Affirmative	100,784,519.6826	42.748%	68.069%
Against	5,625,151.0970	2.386%	3.799%
Abstain	7,218,976.9234	3.062%	4.876%
Broker Non-Votes	34,433,041.0000	14.605%	23.256%
TOTAL	148,061,688.7030	62.801%	100.000%
3D. Revise: Real Estate
Affirmative	100,043,090.2103	42.434%	67.569%
Against	6,134,853.7240	2.602%	4.143%
Abstain	7,450,704.7687	3.160%	5.032%
Broker Non-Votes	34,433,040.0000	14.605%	23.256%
TOTAL	148,061,688.7030	62.801%	100.000%
3E. Revise: Loans
Affirmative	99,698,944.9262	42.288%	67.336%
Against	6,406,606.1803	2.717%	4.327%
Abstain	7,523,098.5965	3.191%	5.081%
Broker Non-Votes	34,433,039.0000	14.605%	23.256%
TOTAL	148,061,688.7030	62.801%	100.000%
3F. Revise: Senior Securities
Affirmative	100,371,668.4756	42.573%	67.790%
Against	5,882,494.2148	2.495%	3.973%
Abstain	7,374,488.0126	3.128%	4.981%
Broker Non-Votes	34,433,038.0000	14.605%	23.256%
TOTAL	148,061,688.7030	62.801%	100.000%

Proposal 4: To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to compensation plans.

PROPOSAL 4 PASSED FOR CLASSES A AND C ONLY ON MAY 5, 2009.  (There was no Quorum for Class B).

Class A

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Class I).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	64,653,098.1038	41.839%	65.633%
Against	4,864,032.1953	3.148%	4.938%
Abstain	5,460,935.7129	3.534%	5.544%
Broker Non-Votes	23,528,016.0000	15.226%	23.885%
TOTAL	98,506,082.0120	63.747%	100.000%

Class B

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Class I).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	12,990,596.3917	44.396%	67.480%
Against	850,397.7998	2.906%	4.417%
Abstain	924,914.3365	3.161%	4.804%
Broker Non-Votes	4,485,287.0000	15.328%	23.299%
TOTAL	19,251,195.5280	65.791%	100.000%

Class C

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Class I).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	20,060,644.6073	39.560%	68.112%
Against	1,635,337.7910	3.225%	5.552%
Abstain	1,387,158.7857	2.735%	4.710%
Broker Non-Votes	6,369,583.0000	12.561%	21.626%
TOTAL	29,452,724.1840	58.081%	100.000%

Proposal 5: To adopt a manager of manager structure.

PROPOSAL 5 DID NOT PASS ON MAY 5, 2009.

5. Proposal adopting a manager of manager structure.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	98,059,752.0803	41.593%	66.229%
Against	8,424,277.0712	3.573%	5.690%
Abstain	7,144,625.5515	3.030%	4.825%
Broker Non-Votes	34,433,034.0000	14.605%	23.256%
TOTAL	148,061,688.7030	62.801%	100.000%

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Bond Trust and its series, John Hancock Investment Grade Bond Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the proposals listed below:

Proposal 1: Election of eleven Trustees as members of the Board of Trustees of John Hancock Bond Trust.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of each of the Trusts
(all Trusts):

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	173,220,205.0627	59.522%	94.304%
Withhold	10,462,859.8443	3.595%	5.696%
TOTAL	183,683,064.9070	63.117%	100.000%
John G. Vrysen
Affirmative	173,358,109.1063	59.569%	94.379%
Withhold	10,324,955.8007	3.548%	5.621%
TOTAL	183,683,064.9070	63.117%	100.000%
James F. Carlin
Affirmative	173,287,041.7917	59.545%	94.340%
Withhold	10,396,023.1153	3.572%	5.660%
TOTAL	183,683,064.9070	63.117%	100.000%
William H. Cunningham
Affirmative	173,177,055.1846	59.507%	94.280%
Withhold	10,506,009.7224	3.610%	5.720%
TOTAL	183,683,064.9070	63.117%	100.000%
Deborah Jackson
Affirmative	173,333,269.2697	59.561%	94.365%
Withhold	10,349,795.6373	3.556%	5.635%
TOTAL	183,683,064.9070	63.117%	100.000%
Charles L. Ladner
Affirmative	173,240,086.5817	59.529%	94.315%
Withhold	10,442,978.3253	3.588%	5.685%
TOTAL	183,683,064.9070	63.117%	100.000%
Stanley Martin
Affirmative	173,353,950.7840	59.568%	94.377%
Withhold	10,329,114.1230	3.549%	5.623%
TOTAL	183,683,064.9070	63.117%	100.000%
Patti McGill Peterson
Affirmative	173,193,659.6203	59.513%	94.289%
Withhold	10,489,405.2867	3.604%	5.711%
TOTAL	183,683,064.9070	63.117%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
John A. Moore
Affirmative	173,305,868.8020	59.551%	94.350%
Withhold	10,377,196.1050	3.566%	5.650%
TOTAL	183,683,064.9070	63.117%	100.000%
Steven R. Pruchansky
Affirmative	173,186,724.0267	59.510%	94.286%
Withhold	10,496,340.8803	3.607%	5.714%
TOTAL	183,683,064.9070	63.117%	100.000%
Gregory A. Russo
Affirmative	173,314,346.0379	59.554%	94.355%
Withhold	10,368,718.8691	3.563%	5.645%
TOTAL	183,683,064.9070	63.117%	100.000%

Proposal 6: To revise merger approval requirements for John Hancock Bond Trust.

PROPOSAL 6 PASSED ON APRIL 16, 2009.

6. Revision to merger approval requirements (all Trusts).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	126,903,239.0316	43.606%	69.088%
Against	7,716,647.1873	2.652%	4.201%
Abstain	9,762,680.6881	3.355%	5.315%
Broker Non-Vote	39,300,498.0000	13.504%	21.396%
TOTAL	183,683,064.9070	63.117%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Bond Trust and its series, John Hancock Investment Grade Bond Fund, held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on the proposals listed below:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Bond Trust and John Hancock Advisers, LLC.

PROPOSAL 2 PASSED ON MAY 5, 2009.

2. Approval of a new form of Advisory Agreement between each Trust and John Hancock Advisers, LLC (all Funds).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	6,082,957.8220	47.106%	73.841%
Against	140,220.6700	1.086%	1.702%
Abstain	598,007.3290	4.631%	7.259%
Broker Non-Votes	1,416,778.0000	10.971%	17.198%
TOTAL	8,237,963.8210	63.794%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

3. Approval of the following changes to fundamental investment restrictions (See Proxy Statement for Fund(s) voting on this Proposal):

PROPOSALS 3A-3F AND 3I-3J PASSED ON MAY 5, 2009.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
3A. Revise: Concentration
Affirmative	5,992,453.6744	46.406%	72.742%
Against	148,926.3665	1.153%	1.808%
Abstain	679,805.7801	5.264%	8.252%
Broker Non-Votes	1,416,778.0000	10.971%	17.198%
TOTAL	8,237,963.8210	63.794%	100.000%
3B. Revise: Diversification
Affirmative	6,022,389.9495	46.637%	73.106%
Against	155,299.6038	1.203%	1.885%
Abstain	643,495.2677	4.983%	7.811%
Broker Non-Votes	1,416,779.0000	10.971%	17.198%
TOTAL	8,237,963.8210	63.794%	100.000%
3C. Revise: Underwriting
Affirmative	5,974,558.2609	46.267%	72.524%
Against	145,690.6905	1.128%	1.769%
Abstain	700,936.8696	5.428%	8.509%
Broker Non-Votes	1,416,778.0000	10.971%	17.198%
TOTAL	8,237,963.8210	63.794%	100.000%
3D. Revise: Real Estate
Affirmative	5,800,733.7848	44.920%	70.415%
Against	260,545.3175	2.018%	3.163%
Abstain	759,906.7187	5.885%	9.224%
Broker Non-Votes	1,416,778.0000	10.971%	17.198%
TOTAL	8,237,963.8210	63.794%	100.000%
3E. Revise: Loans
Affirmative	5,756,678.2712	44.579%	69.880%
Against	261,825.5521	2.028%	3.178%
Abstain	802,680.9977	6.216%	9.744%
Broker Non-Votes	1,416,779.0000	10.971%	17.198%
TOTAL	8,237,963.8210	63.794%	100.000%
3F. Revise: Senior Securities
Affirmative	5,839,647.9508	45.222%	70.887%
Against	134,934.5015	1.045%	1.638%
Abstain	846,602.3687	6.556%	10.277%
Broker Non-Votes	1,416,779.0000	10.971%	17.198%
TOTAL	8,237,963.8210	63.794%	100.000%
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
3I. Eliminate: Trustee and Officer Ownership
Affirmative	5,789,044.3863	44.831%	70.273%
Against	337,088.4228	2.610%	4.092%
Abstain	695,053.0119	5.382%	8.437%
Broker Non-Votes	1,416,778.0000	10.971%	17.198%
TOTAL	8,237,963.8210	63.794%	100.000%
3J. Eliminate: Margin Investment; Short Selling
Affirmative	5,858,548.3259	45.369%	71.117%
Against	292,290.8097	2.263%	3.548%
Abstain	670,347.6854	5.191%	8.137%
Broker Non-Votes	1,416,777.0000	10.971%	17.198%
TOTAL	8,237,963.8210	63.794%	100.000%

Proposal 4: To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to compensation plans.

PROPOSAL 4 PASSED FOR CLASS A ONLY ON MAY 5, 2009.

Class A

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Class I).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	5,312,696.0953	48.131%	73.602%
Against	179,054.8347	1.622%	2.481%
Abstain	597,767.7610	5.416%	8.282%
Broker Non-Votes	1,128,531.0000	10.224%	15.635%
TOTAL	7,218,049.6910	65.393%	100.000%

Class B

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Class I).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	250,140.8948	36.336%	57.607%
Against	15,025.6760	2.183%	3.460%
Abstain	61,776.6162	8.974%	14.227%
Broker Non-Votes	107,278.0000	15.584%	24.706%
TOTAL	434,221.1870	63.077%	100.000%

Class C

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from “reimbursement” to “compensation” Plans (All Fund Classes except Class I).

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	366,151.9430	32.702%	63.927%
Against	10,319.0000	.922%	1.802%
Abstain	15,323.0000	1.369%	2.675%
Broker Non-Votes	180,971.0000	16.163%	31.596%
TOTAL	572,764.9430	51.156%	100.000%

Proposal 5: To adopt a manager of manager structure.

PROPOSAL 5 PASSED ON MAY 5, 2009.

5. Proposal adopting a manager of manager structure.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	5,884,378.1407	45.568%	71.430%
Against	278,737.3828	2.159%	3.384%
Abstain	658,072.2975	5.096%	7.988%
Broker Non-Votes	1,416,776.0000	10.971%	17.198%
TOTAL	8,237,963.8210	63.794%	100.000%